EXHIBIT 10.40
Purchase Order QPR0200

Amendment Number: 0	Order Date: 03/23/2006
Lockheed Martin Business Unit: Maritime Systems & Sensors — Riviera Bch (OHM)	Document Type: Purchase Order
Status: Accepted

Buyer	Seller
LOCKHEED MARTIN MARITIME SYSTEMS & SENSORS	ID: NN9Z00
UNDERSEAS SYSTEMS	Corp ID: LM0230343
100EAST 17th STREET	NOVINT TECHNOLOGIES
Riviera Beach FL 33404	Phone #: 8883098590
809MOANA DRIVE
Order Contact: Sawyer, Grace	SAN DIEGO CA 92106
Telephone: 561-494-2508 Badge: I1
Email: grace.sawyer@lmco.com
Fax: 561-881-7246

Bill To	Ship To
ID: 057157257Q	ID: 057157257
LOCKHEED MARTIN SHARED SERVICES	CAUTION:
ACCOUNTS PAYABLE CENTER	THIS PO MAY CONTAIN MULTIPLE
PO BOX 33085	ITEMS WITH DIFFERING SHIP-TO
LAKELAND FL 338073085	ADDRESSES. SEE INDIVIDUAL ITEMS FOR SHIP-TO INFORMATION

FOB	Terms of Sale
Payment Method: Third Party Pay	Basis: Invoice Receipt Date
FOB (Transportation): Origin (Shipping Point)	Net Days: 30
Description: Net 30 days

This transmittal is signed electronically by the procurement representative or buyer identified;
Upon acknowledgement by seller, this transmittal is signed electronically by Seller authorized representative written signature not required if signed electronically.

Lockheed Martin			Accepted
Authorized Procurement Representative			Seller Authorized Representative
Electronically signed by:			Electronically signed by:
Sawyer, Grace	Date	03/23/2006	WALTER A. AVILES	Date	03/23/2006

Purchase Order QPR0200

Amendment Number: 0	Order Date: 03/23/2006
Lockheed Martin Business Unit: Maritime Systems & Sensors — Riviera Bch (OHM)	Document Type: Purchase Order
Status: Accepted

Carrier	Order Details
Business System: 8157
Transmittal Date: 03/23/2006
Transmittal Time: 0830
Document Purpose: Change
Purchase Order Type: New Order
Contract No: NV
Acknowledgement: No Acknowledgment Needed
Supplier Ack Date: 03/23/2006
Supplier Representative: WALTER A. AVILES
Contract Type: Firm Fixed Price

Notes
This Purchase Order and attachment(s), if any, is being transmitted electronically and executed by electronic signature in lieu of a hard copy Purchase Order/release and is the only document that the Seller will receive. By receipt and acknowledgment of this Purchase Order, or by performance, Seller agrees that this electronic Purchase Order shall have the same force and effect as if executed and sent in hard copy. Both parties agree that the validity of this Purchase Order shall not be contested on the basis that this Purchase Order contains an electronic signature. Seller certifies that those representations and certification contained in the referenced terms and condictions are current and accurate.
Letters & Notes: PO HEADER TEXT
Government Contract Number: NV
Defense Priorities Allocation System Priority Rating: DO-C9
Standard Code: CD2-1104
Comment Name: LOCKHEED MARTIN TERMS AND CONDITIONS CORPDOC 2, DATED LOCKHEED MARTIN TERMS AND CONDITIONS CORPDOC 2, DATED NOVEMBER 2004 INCLUDING REPRESENTATIONS AND CERTIFICATIONS REQUIRED UNDER US GOVERNMENT PRIME CONTRACTS ARE INCORPORATED HEREIN AND ALTHOUGH NOT ATTACHED, APPLIES TO THIS PURCHASEORDER OR RFQ/RFP. BY ACCEPTING THIS ORDER OR SUBMITTING AN OFFER/PROPOSAL, SELLER ACKNOWLEDGES PRIOR RECEIPT OF CORPDOC 2 AND CERTIFIES THOSE REPRESENTATIONS AN CERTIFICATIONS ARE CURRENT, ACCURATE AND COMPLETE. FOR ITEM REFERENCING A DOD PRIME CONTRACT, CORPDOC 2A, DATED NOVEMBER 2004,IS ALSO INCORPORATED BY REFERENCE AND SHALL APPLY TO THOSE ITEMS. FOR ITEMS REFERENCING A NASA PRIME CONTRACT, CORPDOC 2B, DATED NOVEMBER 2004, IS ALSO INCORPORATED BY REFERENCE AND SHALL APPLY TO THOSE ITEMS. FOR ITEMS REFERENCING A DOE PRIME CONTRACT, CORPDOC 2C, DATED NOVEMBER 2004,IS ALSO INCORPORATED BY REFERENCE AND SHALL APPLY TO THOSE ITEMS. COPIES OF LOCKHEED MARTIN TERMS AND CONDITIONS MAY BE OBTAINED FROM THE LOCKHEED MARTIN PROCUREMENT REPRESENTATIVE ISSUING THIS ORDER OR BY ACCESS TO LOCKHEED MARTIN’S SUPPLIERNET WEB SITE AT THE FOLLOWING URL ADDRESS (USE LOWER CASE LETTERS):
HTTP://WWW.LOCKHEEDMARTIN.COM/SUPPLIERNET
Standard Code: GLOBALCOR
Comment Name: OUR PO# MUST APPEAR ON ALL CORRESPONDENCE, PACKAGES, OUR PO# MUST APPEAR ON ALL CORRESPONDENCE, PACKAGES, AND SHIPPING DOCUMENTS.
LOCKHEED MARTIN CORPORATION’S POLICY IS IN FULL COMPLIANCE WITH ANTI-KICKBACK PROCEDURES (FAR 52.203.7). TO REPORT A SUSPECTED VIOLATION CALL 1-800-LM-ETHIC (1-800-563-8442).
THIS IS A RATED CONTRACT CERTIFIED FOR NATIONAL DEFENSE. THE CONTRACTORS IS REQUIRED TO FOLLOW ALL PROVISIONS OF THE DEFENSE PRIORITIES AND ALLOCATIONS SYSTEM REGULATION (15 CFR 700). THE RATING(S) ON THIS CONTRACT IS /ARE AS SPECIFIED BELOW.

ITEM	QUANTITY	DPAS	PRIME CONTRACT	ACCOUNT DISTRIBUTION
001	1.00	DO-C9	N00014-04-C-0032	1Q329A410000

Purchase Order QPR0200

Amendment Number: 0	Order Date: 03/23/2006
Lockheed Martin Business Unit: Maritime Systems & Sensors — Riviera Bch (OHM)	Document Type: Purchase Order
Status: Accepted

Line	Item	Quantity	Unit	Price	Price Unit Currency Eng Chg Item Total
001	MISSION-SOFTWARE	1	Each	$6,100.00	Price per Each	USD	$6,100.00
Description

MISSION PLANNING AND EVALUATION SOFTWARE

Schedule

Quantity: 1, UM: EA, Scheduled for Delivery (Prior to & Including): 03/31/2006, Required Date (Date Due — Contract): 03/31/2006
Contract Reference N00014-04-C-0032 RBPUR

Item Ship To

LM Riviera Beach — QS10
Attn: Receiving
100 East 17th Street
Riviera Beach FL 33404

Condition of Sale

No Substitution Allowed

Tax

Tax ID Number: SEE TEXT

Notes

Letters & Notes: PO ITEM TEXT

Item Comments
NOT TO EXCEED PO TO NOVINT TECHNOLOGIES, TO ENHANCE MISSION PLANNING AND EVALUATION SOFTWARE. UNDER DIRECTION OF GARY TRIMBLE
SHIP MATERIAL TO GARY TRIMBLE — SUNNYVALE CA
Total: $6,100.00
End of Document